Exhibit 3.237

Entity#: 1509728

Date Filed: 07/26/2013

Carol Alchele

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

☒ Business Corporation (§ 1915)

☐ Nonprofit Corporation (§ 5915)

Name:	Document will be returned to the name and address you enter on the left
CT-Counter
Address

City State Zip Code
8838730S0IS

Fee: $70

In compliance with the requirements of the applicable provinces (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:

HINKLE HAULING SERVICE, INC.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider c/o CT Corporation System				County Dauphin

3. The statute by or under which it was incorporated:

PA Business Law of 1988 as amended

4. The date of its incorporation: 5/30/1989

5. Check, and if appropriate complete, one of the following:

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State

☐ The amendment shall be effective on:		at
	Date		Hour

6. Check one of the following

☐ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a)

☒ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b)

7. Check, and if appropriate, complete one of the following:

☒ The amendment adopted by the corporation, set forth in full, is as follows

The name of the Corporation is changed to:

HINKLE TRANSFER STATION, INC.

☐ The Amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. Check if the amendment restates the Articles:

☐ The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 19 day of July, 2013.

HINKLE HAULING SERVICE, INC.
Name of Corporation

Signature

Deputy General Counsel & Assistant Secretary
Title

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

HINKLE HAULING SERVICE, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on May 30, 1989

2	ARTICLES OF AMENDMENT-BUSINESS filed on February 28, 1991

3	CHANGE OF REGISTERED OFFICE - Domestic filed on December 7, 2010

4	CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

ARTICLES OF INCORPORATION COMMONWEATH OF PENNSYLVANIA DEPARTMENT OF STATE — CORPORATION BUREAU 308 NORTH OFFICE BUILDING HARRISBURG, PA 17120

PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:

☐ DOMESTIC BUSINESS CORPORATION

☐ DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION - COMPLETE BACK

☐ DOMESTIC PROFESSIONAL CORPORATION ENTER BOARD LICENSE NO.

FEE $75.00

010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 13 P.S. 2908
HINKLE TRANSFER AND RECYCLING, INC.
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA NUMBER NOT ACCEPTABLE
1725 Brookside Road

012 CITY	032 COUNTY	013 STATE	064 ZIP CODE
Macungie	Lehigh	PA	18062
060 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION
To be incorporated under and to have unlimited power to engage in and to do any lawful act concerning any of all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, approved May 5, 1933, as amended.
(ATTACH 8 x 11 SHEET IF NECESSARY)
The Aggregate Number of Shares, Classes of Shares and Value of Shares Which the Corporation Shall Have Authority to Issue:
040 Number and Class of Shares	044 Stated Par Value Per Share if any	042 Total Authorized Capital	031 Term of Existence
50,000	$1.00	$50,000.00	Perpetual
The Name and Address of Each incorporator and the Number and Class of Shares Subscribed to by Each Incorporation:
060 Name	Address	(Street, City, State, Zip Code)	Number & Class of Shares
Donald LaBarre, Jr.	33 South 7th Street,		One-Voting
	P.O. Box 1398
	Allentown, PA 18105

(ATTACH 8 x 11 SHEET IF NECESSARY)
IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 11TH DAY OF MAY 1989.
		Donald LaBarre, Jr.

FOR OFFICE USE ONLY
030 FILED	802 CODE	003 REV BOX	SEQUENTIAL NO	100 MICROFILM NUMBER 8940596
	REVIEWED BY	004 SICC	AMOUNT $	001 CORPORATION NUMBER 1509728
DATE APPROVED
	DATE REJECTED	CERTIFY TO REV	INPUT BY	LOG IN	LOG IN (REFILE)
	MAILED BY DATE	L&L OTHER	VERIFIED BY	LOG OUT	LOG OUT (REFILE)

Commonwealth of Pennsylvania

Department of State

CERTIFICATE OF INCORPORATION

OFFICE OF THE SECRETARY OF THE COMMONWEALTH

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, UNDER THE PROVISIONS OF THE LAWS OF THE COMMONWEALTH, THE SECRETARY OF THE COMMONWEALTH IS AUTHORIZED AND REQUIRED TO ISSUE A “CERTIFICATE OF INCORPORATION” EVIDENCING THE INCORPORATION OF AN ENTITY.

WHEREAS, THE STIPULATIONS AND CONDITIONS OF THE LAW HAVE BEEN FULLY COMPLIED WITH BY HINKLE TRANSFER AND RECYCLING, INC.

THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH, AND UNDER THE AUTHORITY OF THE LAWS THEREOF, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, DECLARE AND CERTIFY THE CREATION, ERECTION AND INCORPORATION OF THE ABOVE IN DEED AND IN LAW BY THE NAME CHOSEN HEREINBEFORE SPECIFIED.

SUCH CORPORATION SHALL HAVE AND ENJOY AND SHALL BE SUBJECT TO ALL THE POWERS, DUTIES, REQUIREMENTS, AND RESTRICTIONS, SPECIFIED AND ENJOYED IN AND BY THE APPLICABLE LAWS OF THIS COMMONWEALTH.

GIVEN UNDER AND THE GREAT SEAL OF THE COMMONWEALTH, AT THE CITY OF HARRISBURG, THIS 30TH DAY OF MAY IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND EIGHTY-NINE AND OF THE COMMONWEALTH THE TWO HUNDRED THIRTEENTH.

SECRETARY OF THE COMMONWEALTH

1509728
08940
0596-0597

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

CORPORATION BUREAU

Pursuant to 19 Pa Code §17.2 (relating to appropriation of the name of a senior corporation) the undersigned corporation, desiring to consent to the appropriation of its name by another corporation, does hereby certify that

1 The name of the corporation executing this Consent to Appropriation of Name is Hinkle Hauling Service, Inc.

2 The address of the registered office of the corporation hi (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department).

725	Brookside Road
(NUMBER)	(STREET)
Macungie	Pennsylvania 18062
(CITY)	(ZIP CODE)

3 The date of is incorporation is July 31, 1987

4. The statute under which it was incorporated is Pennsylvania Business Corporation Law, approved May 5, 1933, as amended.

5 The corporation is (check one):

☐ About to change its name.

☒ About to cease to do business. - has ceased as of April 30, 1989 and has filed an Out of Existence Affidavit with the Commonwealth of PA on September 11, 1990, a copy of which is attached hereto.

☐ Being wound up.

☐ About to withdraw from doing business in this Commonwealth

6 The corporation(s) entitled to the benefit of this Consent to Appropriation of Name is (are): Hinkle Transfer and Recycling, Inc.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this consent to be signed by a duly authorized officer and its corporation seal, duly attested by another such officer to be hereunto affixed, this 22nd day of February 1991

Hinkle Hauling Service, Inc.

(NAME OF CORPORATION)

By

(SIGNATURE)

President

(TITLE PRESIDENT VICE PRESIDENT ETC.)

Attest

(SIGNATURE)

President

(TITLE SECRETARY ASSISTANT SECRETARY

INSTRUCTIONS FOR COMPLETING FORM:

A When this form is executed by an unincorporated body which has registered its name pursuant to statute (see 19 Pa. Code §17.101 et seq.) the language of the form should be modified accordingly and a seal need be affixed only when the unincorporated body has adopted a seal.

OUT OF EXISTENCE/WITHDRAWAL AFFIDAVIT PLEASE PRINT OR TYPE INFORMATION	Department Use Only

NOTE: The reverse side of this form must be completed. Section A pertains to a Pennsylvania corporation or a foreign corporation that operated wholly within Pennsylvania. Section B pertains to all other foreign corporations.

Date of Incorporation or Certificate of Authority	07/31/87	Corporation Tax File (Box) Number	0792-483
State of Incorporation	Pennsylvania	Federal EIN	23-2479680
Name of Corporation/Taxpayer	Hinkle Hauling Service, Inc.

On this 10th day of Sept., 1990 before me personally appeared, Ronald M. Caldarelli, who duly swears or affirms; I was connected with the above corporation and have knowledge of its affairs.

Said corporation ceased to transact business in Pennsylvania on or about * April 30, 1989,

Month Day Year

and all assets were sold, assigned or distributed on April 30, 1989, and since that time,

Month Day Year

the corporation has not owned any property located in Pennsylvania, nor maintained an office therein, nor has performed any sales activity, and does not intend to transact further business in the Commonwealth.

*	If corporation never transacted business or held assets in Pennsylvania, please use the words NEVER TRANSACTED BUSINESS in place of a cessation date.

The filing of this Affidavit does not affect the status of the Certificate of Incorporation/Authority of this corporation but does permit the Department of State to relinquish the use of the present name of the corporation to another corporation.

This affidavit is not to be filed by a PA corporation utilizing its Pennsylvania charter to conduct business in another state.

Sworn to and subscribed before me this 11th day of September, 1990	(Signature of Affiant)
TITLE:
(Notary Public District Justice, or Authorized Agent, Department of Revenue)	(Present address of Affiant)

My Commission expires	Telephone Number ( )

(Notary Signature and Seal)

DISTRIBUTION OF ASSETS

Please Print or Type

Name of Corporation Hinkle Hauling Service, Inc.	Corporation Tax File (Box) Number 0792-483	Date of Final Distribution 4/30/89
Business Address 1725 Brookside Rd.
City State Zip Code Macungie, PA 18062

A. CORPORATIONS OPERATING 100% WITHIN PA MUST COMPLETE THIS SECTION	SHARES OF STOCK OF EACH STOCKHOLDER		MONEY RECEIVED BY EACH STOCKHOLDER		AMOUNT AND NATURE OF OTHER ASSETS RECEIVED BY EACH STOCKHOLDER
	NUMBER	PAR VALUE	DATE	AMOUNT	DATE	DESCRIPTION	AMOUNT
Stockholder Name Social Security No Ronald M. Caldarelli ###-##-####	1000	1,000	4/28/89	1,230,095	4/30/89	Assignment of Buyer’s Note	630,783
Street Address City State Zip Code 1725 Brookside Road, Macungie, PA 18062
Stockholder Name Social Security No
Street Address City State Zip Code
Stockholder Name Social Security No
Street Address City State Zip Code
Stockholder Name Social Security No
Street Address City State Zip Code
Stockholder Name Social Security No
Street Address City State Zip Code

B. CORPORATIONS WITHDRAWING FROM PA BUT CONTINUING OPERATIONS OUTSIDE OF PA MUST EXPLAIN WHAT DISPOSITION WAS MADE OF PA PROPERTY AND ACTIVITY.

ATTACH STATEMENT CONTAINING THE REQUIRED INFORMATION IF ADDITIONAL SPACE IS NEEDED. IF ANY INDIVIDUAL OR CORPORATION OTHER THAN STOCKHOLDERS AND CREDITORS RECEIVED ASSETS, LIST NAMES AND ADDRESSES OF EACH, AND AMOUNT OR VALUE RECEIVED BY EACH.

IF ANY CONSIDERATION WAS PAID FOR ANY OF THE ASSETS, STATE NAME AND ADDRESS OF INDIVIDUAL OR CORPORATION MAKING SUCH PAYMENT AND EXACT AMOUNT PAID BY EACH (ATTACH A SEPARATE SHEET TO THIS FORM.)        N/A

IF ANY MONEY OR PROPERTY REMAINS UNDISTRIBUTED, STATE AMOUNT, NATURE AND VALUE OF SAME, AND STATE WHY IT HAS NOT BEEN DISTRIBUTED.

(ATTACH A SEPARATE SHEET TO THIS FORM.)        N/A

IF ANY REAL ESTATE HAS BEEN DISTRIBUTED OR SOLD WITHIN THE FINAL TAX PERIOD, GIVE THE DATE OF RECORDING TITLE TRANSFER WITH LOCAL RECORDER OF DEEDS

DATE         N/A

Name of Person Making this Report Theodore R. Gurniak, CPA	Signature	Title CPA	Date

Present Street Address 761 Brookside Rd.	City Allentown	State PA	Zip Code 18106

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

DSCB 15-1915 (Rev 89)

In compliance with the requirements of 15 PaC.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

The name of the corporation is	HINKLE TRANSFER AND RECYCLING, INC.

The address of this corporation’s current (a) registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

1725 BROOKSIDE ROAD     MACUNGIE     PA         18062 LEHIGH

Number and Street    City    State    Zip        County

N/A

Name of Commercial Registered Office Provider         County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes

The statute by or under which it was incorporated is: PA BUSINESS CORP LAW, APPROVED MAY 5, 1933, AS AMENDED.

The original date of its incorporation is:	July 31, 1987

(Check, and if appropriate complete, one of the following):

    X     The amendment shall be effective upon filing these Articles of Amendment in the Department of State

             The amendment shall be effective on:

(Check one of the following):

    X     The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1914(a) and (b).

             The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).

(Check, and if appropriate complete, one of the following):

    X     The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, that the Corporation change its name to Hinkle Hauling Service, Inc. and the proper officers of this Corporation are hereby authorized to file whatever papers are necessary with the Commonwealth of Pennsylvania.

             The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

(Check if the amendment restates the Articles):

    X     The restated Articles of incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this      day of             , 19    .

HINKLE TRANSFER AND RECYCLING, INC.

(Name of Corporation)

BY:

(Signature)

TITLE: Ronald M. Caldarelli, President

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Document will be returned to the name and address you enter on the left
Corporation Service Company

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S, (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

HINKLE HAULING SERVICE, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City State	Zip	County
1725 Brookside Road	Macungie	PA	18062	Lehigh

(b) Name of Commercial Registered Office Provider        County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street    City     State    Zip        County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: Corporation Service Company        Dauphin

Name of Commercial Registered Office Provider        County

4. Strike out if a limited partnership:

Such change was authored by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 7th day of Dec., 2010.

HINKLE HAULING SERVICE, INC.
Name of Corporation/Limited Partnership

Signature

Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

    X      Domestic Business Corporation (§ 1507)

            Foreign Business Corporation (§ 4144)

            Domestic Nonprofit Corporation (§ 5507)

            Foreign Nonprofit Corporation (§ 6144)

            Domestic Limited Partnership (§ 8506)

Name:	Document will be returned to the name and address you enter on the left
Address

City State Zip Code

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

HINKLE HAULING SERVICE, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street    City    State    Zip         County

(b) Name of Commercial Registered Office Provider        County

c/o: CORPORATION SERVICE COMPANY        Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street    City    State    Zip         County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: C T Corporation System Dauphin

Name of Commercial Registered Office Provider        County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October, 2012.

HINKLE HAULING SERVICE, INC. Name of Corporation/Limited Partnership

Signature

Kristin Bolden, Vice President
Title